                                                                    Exhibit 32.2


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


      In connection with the Annual Report on Form 10-K of Aspect Medical Systems, Inc. (the "Company") for the period ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, J. Neal Armstrong, Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

      (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




                                                 /s/ J. Neal Armstrong
                                                 ------------------------------
Dated: March 12, 2004                            J. Neal Armstrong
                                                 Chief Financial Officer


      A signed original of this written statement required by Section 906 has been provided to Aspect Medical Systems, Inc. and will be retained by Aspect Medical Systems, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.